Schedule  14A.  (Rule  14a-101)
Information  required  in  proxy  statement.

Schedule  14A  Information

Proxy  Statement  Pursuant  to  Section  14(a)  of  the
Securities  Exchange  Act  of  1934

Filed  by  the  Registrant  [    ]
Filed  by  a  party  other  than  the  Registrant  [X]

Check  the  appropriate  box:
[    ]    Preliminary  Proxy  Statement
[    ]    Confidential,  for  Use  of  the  Commission  Only  (as
permitted  by  Rule  14a-6(e)(2))
[    ]    Definitive  Proxy  Statement
[    ]    Definitive  Additional  Materials
[X]    Soliciting  Material  under  Rule  14a-12

Name  of  Registrant  as  Specified  In  Its  Charter:
Microwave  Filter  Company,  Inc.

Name of Person(s) Filing Proxy Statement, if other than the Registrant:
Furlong  Fund,  LLC
Daniel  Rudewicz

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]    No  fee  required
[    ]    Fee  computed  on  table  below  per  Exchange  Act
Rules  14a?6(i)(1)  and  0?11
(1)  Title  of  each  class  of  securities  to  which
transaction  applies:
N?A
  (2)  Aggregate  number  of  securities  to  which  transaction applies:
N?A
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0?11 (set forth the  amount  on  which  the  filing  fee  is  calculated  and state  how  it  was  determined):
N?A
  (4)  Proposed  maximum  aggregate  value  of  transaction:
N?A
  (5)  Total  fee  paid:
N?A
  [    ]    Fee  paid  previously  with  preliminary  materials.
N?A
[    ]    Check  box  if  any  part  of  the  fee  is  offset  as
provided by Exchange Act Rule 0?11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the
Form  or  Schedule  and  the  date  of  its  filing.  N?A
(1)  Amount  Previously  Paid:  N?A
(2)  Form,  Schedule  or  Registration  Statement  No.:  N?A
(3)  Filing  Party:  N?A
(4)  Date  Filed:  N?A

Furlong Fund, LLC ("Furlong"), together with the other participants named herein, is filing materials contained in this Schedule 14A and pursuant to 240.14a-12 with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for the election of its slate of director nominees and submission of a bylaw proposal to a vote at the 2012 annual meeting of shareholders (the "Annual Meeting") of Microwave Filter Company, Inc. Furlong Fund beneficially owns 77,875 shares of the Company. As the sole general partner of Furlong
  Fund, Furlong Financial, LLC may be deemed to beneficially own the 77,875 shares beneficially owned by Furlong Fund.
  Daniel Rudewicz, as the managing member of Furlong Financial, LLC, may be deemed to beneficially own the 77,875 shares deemed to be beneficially owned by Furlong Financial, LLC.

Item 1: The following information is included in a presentation prepared for Institutional Shareholder Services



Furlong  Fund,  LLC
Furlong  Fund
Furlong  Fund  Presentation  For  Institutional  Shareholder
Services




Disclaimer
THIS  IS  NEITHER  AN  OFFER  TO  SELL  NOR  A  SOLICITATION  OF
AN  OFFER
TO  BUY  INTERESTS  IN  THE  INVESTMENT  FUND  FURLONG  FUND,
LLC  OR
ITS  AFFILIATES.    ANY  SUCH  OFFERING  CAN  BE  MADE  ONLY  AT
THE  TIME
A  QUALIFIED  OFFEREE  RECEIVES  A  CONFIDENTIAL  PRIVATE
OFFERING
MEMORANDUM AND OTHER OPERATIVE DOCUMENTS, WHICH CONTAIN DETAILS WITH RESPECT TO RISKS, AND SHOULD BE CAREFULLY
READ.    THIS  PRESENTATION  CONTAINS  INFORMATION  THE  FURLONG
BELIEVES  TO  BE  TRUE  AT  THE  TIME  THAT  THE  INFORMATION
WAS
TRANSMITTED.  THIS  IS  NOT  A  SOLICITATION  OF  PROXIES  OR
CONSENTS
IN CONNECTION WITH THE MARCH 28, 2012 ANNUAL MEETING OF MICROWAVE FILTER COMPANY. FURLONG HAS FILED WITH THE SEC AND
MAILED  OUT  DEFINITIVE  PROXY  MATERIALS  TO  THE  SHAREHOLDERS
OF
MICROWAVE  FILTER  COMPANY  IN  RELATION  TO  THE  MARCH  28,
2012
ANNUAL MEETING. FURLONG STRONGLY ADVISES ALL MICROWAVE FILTER COMPANY SHAREHOLDERS TO READ FURLONG'S PROXY
MATERIALS.    FOR  REVIEW,  FURLONG'S  PROXY  MATERIALS  ARE
AVAILABLE  AT  WWW.PROXY14A.COM.
Furlong  Fund  S  T  R  I  C  T  L  Y      P  R  I  V  A  T  E
A  N  D      C  O  N  F  I  D  E  N  T  I  A  L      2




Agenda
I.  Weak  Financial  Performance
II.  Corporate  Governance  Concerns
III.  Dissident  Director  Slate
IV.  Company  Has  Not  Proposed  a  Settlement
Furlong  Fund       S  T  R  I  C  T  L  Y      P  R  I  V  A  T
E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L      3




Ownership  of  the  Company
Shares  Beneficially  Owned
Beneficial  Owner,  Number,  Percent,  Director  Since
Carl  F.  Fahrenkrug  (CEO)72,298    2.80p    1984
Frank  S.  Markovich        4,340    0.17p    1992
Daniel  Galbally                0    0.00p    1995
Sidney  Chong               1,000    0.04p    1995
Robert  R.  Andrews         1,214    0.05p    1992
Richard  L.  Jones  (CFO)       0    0.00p    2004
Perry  A.  Harvey               0    0.00p    n?a
John  J.  Kennedy             500    0.02p    2009
Anne  Tindall                   0    0.00p    2011
Robert  D.  Essig             0      0.00p    n?a
All  Directors  and  Executive  Officers  (10  Persons)
         79,352    3.07p    n?a

Furlong  Fund               77,875    3.01p    n?a

Total  Shares  Outstanding  2,586,227    100.00p      n?a
Source:  Company's  DEF  14A  Field  with  the  SEC  on  2?9?2012
NOTE: A majority of the current or nominated Board (five of nine) served on the Board in
1996  when  many  of  the  supermajority  provisions  were  put in  place.
Furlong  Fund        S  T  R  I  C  T  L  Y      P  R  I  V  A  T
E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L      4




Financial  Performance  Over  Past  10  Years
DATE,  2-Sep,  3-Sep,  4-Sep,  5-Sep,  6-Sep,  7-Sep,8-Sep,  9-
Sep,  10-Sep,  11-Sep
Decrease  in  Sales      -30.5p
SALES  7.25  Mil,5.06  Mil,4.88  Mil,5.53  Mil,4.54  Mil,4.63
Mil,5.23  Mil,4.61  Mil,4.69  Mil,5.04  Mil
EBIT  603,000,-446,000,-31,000,  352,000,-449,000,-292,000,
40,000,  83,000,  146,550,  215,540
Total  Net  Inc  Past  10  Years  95,210
DEPRECIATION  280,000,  269,000,  223,000,  198,000,  163,000,
114,000    78,000,  83,000,  98,210,  107,900
  TOTAL  NET  INCOME       436,000,  -282,000,  -177,000,
312,000,  -411,000,  -293,000,  39,000    82,000,  146,290,
242,920
EPS    0.15  -0.1    -0.06  0.1  -0.14  -0.1  0.01    0.03
0.06  0.09  0.04

Over the past ten fiscal years, the Company's total net income was $95,210.

Furlong  Fund       S  T  R  I  C  T  L  Y      P  R  I  V  A  T
E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L
5




Balance  Sheet  Comparison
Assets           9?20?2011       Assets          9?30?2002
Current  assets:          Current  assets:
Cash  and  cash  equivalents      1,258,885
Cash  and  cash  equivalents         649,196

          Investments          1,377,765

Accounts  receivable         352,054  Accounts  receivable
378,636
Total  current  assets       2,297,142          Total  current
assets       3,669,122
Property,  plant  and  equipment,  net    617,818   Property,
plant  and  equipment,  net        1,196,763

Total  Assets         2,914,960             Total  Assets
                  4,865,885

Liabilities  and  Stockholders'  Equity            Liabilities
and  Stockholders'  Equity
Total  current  liabilities        639,032         Total  current
liabilities         1,074,532
          Deferred  tax  liability  -  noncurrent      29,999

Total  liabilities       639,032         Total  liabilities
1,104,531

Stockholders'  equity:    Stockholders'  equity:

Total  stockholders'  equity            Total  stockholders'
equity
          2,275,928          3,761,354
Total  Liabilities  and  Stockholders'
          2,914,960             Total  Liabilities  and
Stockholders'  Equity
Equity            4,865,885
Book  Value       2,275,928          3,791,353
Shares  Outstanding     2,586,227          4,317,688
Book  Value  Per  Share       0.88             0.87
Note:  Book  value can  be  affected by  many  factors including:
When  a company  trades
          below  book value  -  as  MFCO
currently  does -any  share
          repurchases
   actually  boost
book  value  per
          share.

Furlong  Fund         S  T  R  I  C  T  L  Y      P  R  I  V  A
T  E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L      6




MFCO  Stock  Price  vs.  DJIA  (^DJI)  ,  NASDAQ  (^IXIC),  &
S&P500(^GSPC)
Furlong  Fund         S  T  R  I  C  T  L  Y      P  R  I  V  A
T  E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L      7




Agenda
I.  Weak  Financial  Performance
II.  Corporate  Governance  Concerns
III.  Opposition  Minority  Director  Slate  Can  Add  Value
IV.  Company  Has  Not  Proposed  a  Settlement
Furlong  Fund      S  T  R  I  C  T  L  Y      P  R  I  V  A  T
E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L      8




Entrenchment:  Overview
Entrenchment  Bylaws          Supermajority
NO  to  Proxy  Access
The  Company's  current      Many  of  the
       The  Company  has
Bylaws  have  several          entrenchment  bylaws
      stated  in  its  proxy
provisions  that  could  be      require  a  supermajority
    supplement  that  it  is
potentially  viewed  as      to  be  repealed,  and  a
    against  the  proxy
entrenchment          majority  of  the  current
      access  proposal
provisions.            Directors  were  on  the
          submitted  by  Furlong.
         Company's  Board  when
         the  provisions  were  put
         in  place.
Furlong  Fund          S  T  R  I  C  T  L  Y      P  R  I  V  A
T  E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L      9




Entrenchment:  Entrenchment  Bylaws
Entrenchment  Bylaws       Supermajority      NO  to  Proxy
Access
The  Company's  current          Many  of  the          The
Company  has
Bylaws  have  several       entrenchment  bylaws        stated
in  its  proxy
provisions  that  could  be    require  a  supermajority
supplement  that  it  is
potentially  viewed  as          to  be  repealed,  and  a
against  the  proxy
entrenchment    majority  of  the  current      access  proposal
provisions.       Directors  were  on  the    submitted  by
Furlong.
    Company's  Board  when
    the  provisions  were  put
    in  place.
Classified       Advanced     Filling         Written    Removal
Special
Board    Notice         Vacancies             Consent    For
Cause      Meetings
"...  directors  shall     "a  shareholder's      "Vacancies
"Any  action  that      "...the  directors        "Special
meetings
be  divided,  with         notice  shall  be        occurring  in
the     may  be  taken  by        may  be  removed    ...may  be
called
respect  to  the       delivered  ...not    Board  ...may
vote  may  be          from  office,  for      by  ...two
terms  for  which     later  than  the    be  filled  by  ...  a
taken  without  a        cause  only,  ...by        thirds  (2?3)
of
they  severally       close  of  business    vote  of  the
meeting  on    vote  of  the          the  holders  of  the
written  consent
hold  office,  into       on  the  60th  day        holders  of
two-       shareholders        outstanding..."
....signed  by  the
three  classes"       nor  earlier  than      thirds  (2?3)  of
holding  two-
holders  of  all  the
the  close  of    the  outstanding        thirds  (2?3)  of
outstanding
    business  on  the        shares"         the  outstanding
    shares  entitled
    90th  day  prior  "            shares"
    to  vote"
Furlong  Fund            S  T  R  I  C  T  L  Y      P  R  I  V
A  T  E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L
10




Entrenchment:  Supermajority  Provisions
Entrenchment  Bylaws       Supermajority    NO  to  Proxy  Access
The  Company's  current          Many  of  the         The
Company  has
Bylaws  have  several       entrenchment  bylaws          stated
in  its  proxy
provisions  that  could  be          require  a  supermajority
supplement  that  it  is
potentially  viewed  as          to  be  repealed,  and  a
against  the  proxy
entrenchment               majority  of  the  current
access  proposal
provisions.             Directors  were  on  the
submitted  by  Furlong.
Company's  Board  when
the  provisions  were  put
in  place.
ARTICLE XIII, BYLAW CHANGES, AMENDMENT, REPEAL, ADOPTION, ELECTION OF DIRECTORS CONFORMING AMENDMENT
"the  Bylaws  of  the  Corporation  may  be  amended,  repealed or  adopted  by  vote  of  the  holders  of  record  of
the shares at the time entitled to vote in the election of any Directors; provided that Section 3 of Article
III,  Sections  2,  3,  4,  and  5  of  Article  IV  and  Section
(a)  of  Article  XIII  of  the  Bylaws  shall  not  be  altered, amended  or  repealed  and  no  provision  inconsistent
therewith  shall  be  adopted  without  the  affirmative
vote of the holders of at least two-thirds (2?3) of the outstanding shares entitled to vote in the election of  Directors."
Furlong  Fund               S  T  R  I  C  T  L  Y      P  R  I
V  A  T  E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L
11




Entrenchment:  Rejecting  Proxy  Access
		         Supermajority    NO  to  Proxy  Access
The  Company's  current     Many  of  the         The  Company
has
Bylaws  have  several         entrenchment  bylaws
stated  in  its  proxy
provisions  that  could  be          require  a  supermajority
supplement  that  it  is
potentially  viewed  as     to  be  repealed,  and  a
against  the  proxy
entrenchment         majority  of  the  current        access
proposal
provisions.     Directors  were  on  the            submitted  by
Furlong.
Company's  Board  when
the  provisions  were  put
in  place.
Against  Correcting
The  Board  is  against  a
proposal  that  could
give    shareholders  who
disagree  with  the
current  Board    access
to  the  proxy  card
Furlong  Fund         S  T  R  I  C  T  L  Y      P  R  I  V  A
T  E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L      12




Agenda
I.  Weak  Financial  Performance
II.  Corporate  Governance  Concerns
III.  Opposition  Minority  Director  Slate  Can  Add  Value
IV.  Company  Has  Not  Proposed  a  Settlement
Furlong  Fund      S  T  R  I  C  T  L  Y      P  R  I  V  A  T
E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L      13




Largest  Shareholder  Has  Expressed  Support
In  a  recent  13D  Filing,  the  managing  member  of
Hummingbird  Capital,  the  largest  shareholder  of
the  Company,  stated  the  following:
"I  plan  to  support  Furlong  Fund's  proposals  during
the  2012  Annual  Meeting  and  have  already  voted
my  proxies  accordingly."
Furlong  Fund       S  T  R  I  C  T  L  Y      P  R  I  V  A  T
E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L      14




Furlong's  Strong  Corporate  Governance  Record
Furlong  believes
in  advocating  for
corporate
governance  best
practices
Furlong's  efforts
in  improving
corporate  governance  were
highlighted  twice
in  a  recent  issue
of  ISS  Governance
Weekly

Furlong  Fund        S  T  R  I  C  T  L  Y      P  R  I  V  A  T
E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L      15




Furlong's  Nominees
Seeking  Two  Board  Seats
Furlong  is  not  seeking  a  majority,  only  2  of  9  seats.
Share  Ownership
Furlong  Beneficially
owns  more  shares
than  any  other  Board
Member.
Qualified  Candidates
Both  candidates  have  a  background  in  capital
allocation  by  running  investment  funds.
Mr.  Rudewicz  is  strongly  incented
to  act  in  the  way  that  will  best
benefit  all  shareholders.
CFA  Program
Both  candidates  have  completed  the  Chartered  Financial
Analyst  (CFA)  Program.
Furlong  Fund        S  T  R  I  C  T  L  Y      P  R  I  V  A  T
E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L      16




Furlong's  Nominees  (Cont'd)
Daniel  Rudewicz:  Mr.  Rudewicz  has  been  the  managing
member  of  Furlong  Financial  LLC  and  the  portfolio
manager of the Furlong Fund LLC, and its related entities, since 2008. Mr. Rudewicz also currently serves as the
Chairman of the Furlong Foundation, a non-for-profit corporation founded in 2007. Prior to managing the
Furlong Fund, Mr. Rudewicz worked as an analyst at JPMorgan Investment Bank in 2008. From 2005 to 2008, Mr.
Rudewicz  worked  at  Raymond  James  Financial.
Education:    Mr.  Rudewicz  graduated  with  honors  with  a  BA
in  Economics  from  the  University  of  Florida.  He  is
currently pursuing his Juris Doctorate in the Evening Program at Georgetown University Law Center. He is a CFA Charterholder.
Ryan Morris: Mr. Morris is the Managing Partner and founded Meson Capital Partners, LP in February 2009.
Meson
Capital  Partners  focuses  on  deep  value,  activist
investment  opportunities.  Mr.  Morris  was  recently  a  member of
the equity committee for publicly traded HearUSA, Inc. which was responsible for selling the company assets and tripling the value to equity holders. Prior to founding Meson Capital Partners, Mr. Morris was co-founder & CEO of
VideoNote LLC, a small and profitable educational software company with customers including Cornell University and  The  World  Bank.
Education:    BSc.,  M.Eng  Operations    Research  and
Information  Engineering,  Cornell  University.  He  has  passed all
three  levels  of  the  CFA  Program.
Furlong  Fund            S  T  R  I  C  T  L  Y      P  R  I  V
A  T  E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L
17




Agenda
I.  Weak  Financial  Performance
II.  Corporate  Governance  Concerns
III.  Opposition  Minority  Slate  Can  Add  Value
IV.  Company  Has  Not  Proposed  a  Settlement
Furlong  Fund        S  T  R  I  C  T  L  Y      P  R  I  V  A  T
E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L      18




Company  Has  Not  Proposed  A  Settlement
Furlong  Fund  Is  Open  To  Settling
Furlong  Fund  has  communicated  with  the
Company  that  it  is  open  to  settling
However,  to  date,  the  Board  has  not  proposed
anything  to  Furlong
Furlong  Fund        S  T  R  I  C  T  L  Y      P  R  I  V  A  T
E      A  N  D      C  O  N  F  I  D  E  N  T  I  A  L      19